SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     October 5, 1999
                                                 -------------------------------

                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833                 04-6268740
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(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)            Identification No.)


                One Winthrop Square, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:     (617) 422-6000
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

Item 5.  Other Events.
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         On October 5, 1999, MGI Properties (NYSE: MGI) (the "Trust")  announced that the Trust sold two apartment complexes for an aggregate sales price of $39.8 million, which includes $18.6 million of debt secured by the properties, which was assumed or repaid by the purchasers. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         --------

         (c) Exhibits
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         Exhibit No.                                 Exhibit
         ----------                                  -------

           99.1                             Press Release dated October 5, 1999.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MGI PROPERTIES
                                             --------------
                                             (Registrant)



Dated: October 15, 1999                  By:/s/ Phillip C. Vitali
                                            ------------------------------------
                                            Name:  Phillip C. Vitali
                                            Title: Executive Vice President
                                                     and Treasurer
                                                   (Principal Financial and
                                                    Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------


99.1              Press Release dated October 5, 1999.